PUTNAM FUNDS

Plan pursuant to Rule 18f-3(d) under the
Investment Company Act of 1940

Effective November 1, 1999, as most recently amended effective March 20, 2020

Each of the open-end investment companies managed by Putnam Investment Management, LLC (each a “Fund” and, together, the “Funds”) may from time to time issue one or more of the following classes of shares: Class A shares, Class B shares, Class C shares, Class G shares, Class I shares, Class M shares, Class N shares, Class P shares, Class R shares, Class R5 shares, Class R6 shares , Class T1 shares and Class Y shares. Each class is subject to such investment minimums and other conditions of eligibility as are set forth in the Funds’ registration statements or prospectuses and statements of additional information as from time to time in effect. The differences in expenses among these classes of shares, and the conversion and exchange features of each class of shares, are set forth below in this Plan. Except as noted below, expenses are allocated among the classes of shares of each Fund based upon the net assets of each Fund attributable to shares of each class. This Plan is subject to change, to the extent permitted by law and by the Agreement and Declaration of Trust and By-laws of each Fund, by action of the Trustees of each Fund. This Plan does not apply to the shares of Putnam Variable Trust or any other open-end investment company managed by Putnam Investment Management, LLC that may from time to time maintain a separate plan pursuant to Rule 18f-3 under the Investment Company Act of 1940.

CLASS A SHARES

Distribution and Service Fees

Class A shares pay distribution and service fees pursuant to plans (the “Class A Plans”) adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”). Class A shares also bear any costs associated with obtaining shareholder approval of the Class A Plans or any amendment to a Class A Plan. Pursuant to the Class A Plans, Class A shares may pay up to 0.35% of the relevant Fund’s average net assets attributable to the Class A shares (which percentage may be less for any Fund, as described in the Fund’s registration statement or prospectuses and statements of additional information as from time to time in effect). Amounts payable under the Class A Plans are subject to such further limitations as the Trustees may from time to time determine and as set forth in the registration statement or prospectus or statement of additional information of each Fund as from time to time in effect.

Investor Servicing Fees

Investor servicing fees (determined pursuant to the Memorandum regarding Investor Servicing Compensation Arrangements for the Funds as from time to time in effect) that are not specifically payable by Class G, Class I, Class P, Class R5 or Class R6 shares are allocated among the other classes of shares (Class A shares, Class B shares, Class C shares, Class M shares, Class N shares, Class R shares, Class T1 shares and Class Y shares, as applicable) of each Fund based on the net assets of each Fund attributable to shares of each class.

Conversion Features

Class A shares do not convert to any other class of shares.

Exchange Features

Class A shares of any Fund other than Putnam Money Market Fund, Putnam Government Money Market Fund, and Putnam Tax Exempt Money Market Fund may be exchanged, at the holder’s option, for Class A shares of any other Fund that offers Class A shares, without the payment of a sales charge, provided that Class A shares of such other Fund are available to residents of the relevant state.

Class A shares of Putnam Money Market Fund, Putnam Government Money Market Fund, and Putnam Tax Exempt Money Market Fund may be exchanged, at the holder’s option, for Class A, Class B or Class C shares of any other Fund that offers such classes of shares in the relevant state without the current payment of a contingent deferred sales charge (a “CDSC”), but, in the case of exchanges for Class A shares of another Fund, may be subject to a front-end sales charge upon such exchange. The holding period for determining any CDSC applicable to the shares received in such exchange will include the holding period of the shares exchanged, and will be calculated using the schedule of any Fund into or from which shares have been exchanged that would result in the highest CDSC applicable to such Class A shares.

Class A shares of any Fund may be exchanged, at the holder’s option, for Class N shares of any other Fund that offers Class N shares, without the payment of a sales charge, provided that Class N shares of such other Fund are available to residents of the relevant state.

In addition, Class A shares of Putnam Money Market Fund or Putnam Government Money Market Fund that are offered in conjunction with Class Y shares of other Putnam Funds may be exchanged, at the holder’s option, for Class Y shares of such other Funds without the payment of a CDSC.

Class A shares of any Fund held by a shareholder eligible to purchase Class Y shares may also be exchanged, at the holder’s option, for Class Y shares of the same Fund, provided that the Class A shares are no longer subject to a CDSC and provided that Class Y shares of such Fund are available to residents of the relevant state.

Class A shares of any Fund held by a shareholder eligible to purchase Class I shares may also be exchanged, at the holder’s option, for Class I shares of the same Fund, provided that the Class A shares are no longer subject to a CDSC and provided that Class I shares of such Fund are available to residents of the relevant state.

Class A shares of any Fund held by a shareholder eligible to purchase Class R5 shares may also be exchanged, at the holder’s option, for Class R5 shares of the same Fund, provided that the Class A shares are no longer subject to a CDSC, provided that Class R5 shares of such

Fund are available to residents of the relevant state and further provided that, if applicable, Class R5 shares of such Fund are available through the relevant retirement plan. No sales charges or other charges will apply to any such exchange.

Class A shares of any Fund held by a shareholder eligible to purchase Class R6 shares may also be exchanged, at the holder’s option, for Class R6 shares of the same Fund, provided that the Class A shares are no longer subject to a CDSC, provided that Class R6 shares of such Fund are available to residents of the relevant state and further provided that, if applicable, Class R6 shares of such Fund are available through the relevant retirement plan, advisory program or platform. No sales charges or other charges will apply to any such exchange.

Class A shares of any Fund held by a shareholder eligible to purchase Class N shares may also be exchanged, at the holder’s option, for Class N shares of the same Fund, provided that the Class A shares are no longer subject to a CDSC, provided that Class N shares of such Fund are available to residents of the relevant state, and further provided that, if applicable, Class N shares of such Fund are available through the relevant retirement plan. No sales charges or other charges will apply to any such exchange.

(i) The same-fund exchange privilege may be effected only if permitted by a shareholder’s dealer of record (if applicable), (ii) the same-fund exchange privilege may not be available for all accounts and may not be offered by all dealers, financial institutions and other intermediaries through which a shareholder may hold shares, and (iii) the dealer of record through whom a shareholder holds shares may be authorized (e.g., under its account or similar agreement with a shareholder) to reject any same-fund exchange.

Initial Sales Charge

Class A shares are offered at a public offering price that is equal to their net asset value (“NAV”) plus a sales charge of up to 5.75% of the public offering price (which maximum may be less for any Fund, as described in the Fund’s registration statement or prospectus or statement of additional information as from time to time in effect). The sales charges on Class A shares are subject to reduction or waiver as permitted by Rule 22d-1 under the 1940 Act and as described in the applicable Fund registration statement or prospectus or statement of additional information as from time to time in effect.

Contingent Deferred Sales Charge

Except with respect to Putnam Short Duration Bond Fund, purchases of Class A shares of $1 million or more (or $500,000 or more in the case of certain Funds as described in their registration statements or prospectuses or statements of additional information as from time to time in effect) that are redeemed before the first day of the month in which the twelve-month anniversary of such purchases occurs may be subject to a CDSC of 1.00% of either the purchase price or the NAV of the shares redeemed, whichever is less, as described in each Fund’s registration statement or prospectus or statement of additional information as from time to time in effect; provided that the period of time, and the percentage level of the CDSC, may be less for any Fund if so specified in the Fund’s registration statement or prospectus or statement of additional information as from time to time in effect.

Effective June 1, 2018, with respect to Putnam Short Duration Bond Fund, purchases of Class A shares of $250,000 or more that are redeemed before the first day of the month in which the nine-month anniversary of such purchases occurs may be subject to a CDSC of 1.00% of either the purchase price or the NAV of the shares redeemed, whichever is less, as described in each Fund’s registration statement or prospectus or statement of additional information as from time to time in effect.

Class A shares are not otherwise subject to a CDSC.

The CDSC on Class A shares is subject to reduction or waiver in certain circumstances, as permitted by Rule 6c-10 under the 1940 Act and as described in the applicable Fund registration statement or prospectus or statement of additional information as from time to time in effect.

CLASS B SHARES

Distribution and Service Fees

Class B shares pay distribution and service fees pursuant to plans adopted pursuant to Rule 12b-1 under the 1940 Act (the “Class B Plans”). Class B shares also bear any costs associated with obtaining shareholder approval of the Class B Plans or any amendment to a Class B Plan. Pursuant to the Class B Plans, Class B shares may pay up to 1.00% of the relevant Fund’s average net assets attributable to Class B shares (which percentage may be less for any Fund, as described in the Fund’s registration statement or prospectus or statement of additional information as from time to time in effect). Amounts payable under the Class B Plans are subject to such further limitations as the Trustees may from time to time determine and as set forth in the registration statement or prospectus or statement of additional information of each Fund as from time to time in effect.

Investor Servicing Fees

Investor servicing fees (determined pursuant to the Memorandum regarding Investor Servicing Compensation Arrangements for the Funds as from time to time in effect) that are not specifically payable by Class G, Class I, Class P, Class R5 or Class R6 shares are allocated among the other classes of shares (Class A shares, Class B shares, Class C shares, Class M shares, Class N shares, Class R shares, Class T1 shares and Class Y shares, as applicable) of each Fund based on the net assets of each Fund attributable to shares of each class.

Conversion Features

Class B shares automatically convert to Class A shares of the same Fund no later than the end of the month in which the eighth anniversary of the date of purchase occurs (or such earlier date as the Trustees of a Fund may authorize), except that Class B shares purchased through the reinvestment of dividends and other distributions on Class B shares convert to Class A shares at the same time as the shares with respect to which they were purchased are converted and Class B shares acquired by the exchange of Class B shares of another Fund will convert to Class A shares based on the time of the initial purchase. No sales charges or other charges will apply to any such conversion.

Exchange Features

Class B shares of any Fund may be exchanged, at the holder’s option, for Class B shares of any other Fund that offers Class B shares without the payment of a sales charge, provided that Class B shares of such other Fund are available to residents of the relevant state. The holding period for determining any CDSC will include the holding period of the shares exchanged, and will be calculated using the schedule of any Fund into or from which shares have been exchanged that would result in the highest CDSC applicable to such Class B shares.

(i) The same-fund exchange privilege may be effected only if permitted by a shareholder’s dealer of record (if applicable), (ii) the same-fund exchange privilege may not be available for all accounts and may not be offered by all dealers, financial institutions and other intermediaries through which a shareholder may hold shares, and (iii) the dealer of record through whom a shareholder holds shares may be authorized (e.g., under its account or similar agreement with a shareholder) to reject any same-fund exchange.

Initial Sales Charge

Class B shares are offered at their NAV, without an initial sales charge.

Contingent Deferred Sales Charge

Class B shares that are redeemed within 6 years of purchase are subject to a CDSC of up to 5.00% of either the purchase price or the NAV of the shares redeemed, whichever is less (provided that the period of time, and the percentage level of the CDSC, may be less for any Fund if so specified in the Fund’s registration statement or prospectus or statement of additional information as from time to time in effect); such percentage declines the longer the shares are held, as described in the Funds’ registration statements or prospectuses and statements of additional information as from time to time in effect. Class B shares purchased with reinvested dividends or capital gains are not subject to a CDSC.

The CDSC on Class B shares is subject to reduction or waiver in certain circumstances, as permitted by Rule 6c-10 under the 1940 Act and as described in the applicable Fund’s registration statement or prospectus or statement of additional information as from time to time in effect.

CLASS C SHARES

Distribution and Service Fees

Class C shares pay distribution and service fees pursuant to plans adopted pursuant to Rule 12b-1 under the 1940 Act (the “Class C Plans”). Class C shares also bear any costs associated with obtaining shareholder approval of the Class C Plans or any amendment to a Class C Plan. Pursuant to the Class C Plans, Class C shares may pay up to 1.00% of the relevant Fund’s average net assets attributable to the Class C shares (which percentage may be less for any Fund, as described in the Fund’s registration statement or prospectus or statement of additional information as from time to time in effect). Amounts payable under the Class C Plans are subject to such further limitations as the Trustees may from time to time determine and as set forth in the registration statement or prospectus or statement of additional information of each Fund as from time to time in effect.

Investor Servicing Fees

Investor servicing fees (determined pursuant to the Memorandum regarding Investor Servicing Compensation Arrangements for the Funds as from time to time in effect) that are not specifically payable by Class G, Class I, Class P, Class R5 or Class R6 shares are allocated among the other classes of shares (Class A shares, Class B shares, Class C shares, Class M shares, Class N shares, Class R shares, Class T1 shares and Class Y shares, as applicable) of each Fund based on the net assets of each Fund attributable to shares of each class.

Conversion Features

Effective April 1, 2018, Class C shares automatically convert to Class A shares of the same Fund no later than the end of the month in which the tenth anniversary of the date of purchase occurs (or such earlier date as the Trustees of a Fund may authorize), provided that the relevant Fund or the financial intermediary through which the shareholder purchased such Class C shares has records verifying the completion of the ten-year aging period, and further provided that Class A shares are available for purchase by residents in the shareholder’s jurisdiction. Class C shares purchased through the reinvestment of dividends and other distributions on Class C shares will convert to Class A shares at the same time as the Class C shares with respect to which they were purchased are converted, and Class C shares acquired by the exchange of Class C shares of another Fund will convert to Class A shares based on the time of the initial purchase of such Class C shares, provided the conditions to conversion are satisfied. No sales charges or other charges will apply to any such conversion.

Exchange Features

Class C shares of any Fund may be exchanged, at the holder’s option, for Class C shares of any other Fund that offers Class C shares without the payment of a sales charge, provided that Class C shares of such other Fund are available to residents of the relevant state. The holding period for determining any CDSC will include the holding period of the shares exchanged, and will be calculated using the schedule of any Fund into or from which shares have been exchanged that would result in the highest CDSC applicable to such Class C shares. Exchange privileges for Class C shares offered outside the United States may vary.

Class C shares of any Fund held by a shareholder eligible to purchase Class Y shares may be exchanged, at the holder’s option, for Class Y shares of the same Fund, provided that Class Y shares of such Fund are available to residents of the relevant state and provided that the Class C shares are no longer CDSC-eligible.

Class C shares of any Fund held by a shareholder eligible to purchase Class A shares without a sales charge because the shareholder is a (i) client of a broker-dealer, financial institution, financial intermediary or registered investment advisor that is approved by Putnam Retail Management and charges a fee for advisory or investment services; (ii) client of a broker-dealer, financial institution, or financial intermediary that has entered into an agreement with Putnam Retail Management to offer shares through a fund “supermarket” or retail self-directed brokerage account (with or without the imposition of a transaction fee); or (iii) shareholder investing through an account or platform with Merrill Lynch, Pierce, Fenner & Smith, Inc. (provided that the exchange would occur in the month of or following the ten-year anniversary of the client’s purchase of such Class C shares) may be exchanged, at the holder’s option, for Class A shares of the same Fund, provided that Class A shares of such Fund are available to residents of the relevant state and provided that the Class C shares are no longer CDSC-eligible.

(i) The same-fund exchange privilege may be effected only if permitted by a shareholder’s dealer of record (if applicable), (ii) the same-fund exchange privilege may not be available for all accounts and may not be offered by all dealers, financial institutions and other intermediaries through which a shareholder may hold shares, and (iii) the dealer of record through whom a shareholder holds shares may be authorized (e.g., under its account or similar agreement with a shareholder) to reject any same-fund exchange.

Initial Sales Charge

Class C shares are offered at their NAV, without an initial sales charge.

Contingent Deferred Sales Charge

Class C shares are subject to a 1.00% CDSC if the shares are redeemed within one year of purchase; provided that the period of time, and the percentage level of the CDSC, may be less for any Fund if so specified in the Fund’s registration statement or prospectus or statement of additional information as from time to time in effect. Class C shares purchased with reinvested dividends or capital gains are not subject to a CDSC.

The CDSC on Class C shares is subject to reduction or waiver in certain circumstances, as permitted by Rule 6c-10 under the 1940 Act and as described in the applicable Fund’s registration statement or prospectus or statement of additional information as from time to time in effect.

CLASS G SHARES

Distribution and Service Fees

Class G shares do not pay a distribution or service fee.

Investor Servicing Fees

Class G shares pay an investor servicing fee at the rates set forth for Class G shares in the Memorandum regarding Investor Servicing Compensation Arrangements for the Funds as from time to time in effect.

Conversion Features

Class G shares do not convert to any other class of shares.

Exchange Features

Class G shares are not eligible for exchange either for Class G shares of another Fund or for another class of shares of the same Fund.

Initial Sales Charge

Class G shares are offered at their NAV, without an initial sales charge.

Contingent Deferred Sales Charge

Class G shares are not subject to any CDSC.

CLASS I SHARES

Distribution and Service Fees

Class I shares do not pay a distribution or service fee.

Investor Servicing Fees

Class I shares pay an investor servicing fee at the rates set forth for Class I shares in the Memorandum regarding Investor Servicing Compensation Arrangements for the Funds as from time to time in effect.

Conversion Features

Class I shares do not convert to any other class of shares.

Exchange Features 1

Class I shares are not eligible for exchange for Class I shares of another Fund.

Class I shares of any Fund held by a shareholder eligible to purchase Class A shares may be exchanged, at the holder’s option, for Class A shares of the same Fund, provided that Class A shares of such Fund are available to residents of the relevant state. No sales charges or other charges will apply to any such exchange.

Class I shares of any Fund held by a shareholder eligible to purchase Class Y shares may also be exchanged, at the holder’s option, for Class Y shares of the same Fund, provided that Class Y shares of such Fund are available to residents of the relevant state. No sales charges or other charges will apply to any such exchange.

Class I shares of any Fund held by a shareholder eligible to purchase Class R6 shares may also be exchanged, at the holder’s option, for Class R6 shares of the same Fund, provided that Class R6 shares of such Fund are available to residents of the relevant state and further provided that, if applicable, Class R6 shares of such Fund are available through the relevant retirement plan, advisory program or platform. No sales charges or other charges will apply to any such exchange.

(i) The same-fund exchange privilege may be effected only if permitted by a shareholder’s dealer of record (if applicable), (ii) the same-fund exchange privilege may not be available for all accounts and may not be offered by all dealers, financial institutions and other intermediaries through which a shareholder may hold shares, and (iii) the dealer of record through whom a shareholder holds shares may be authorized (e.g., under its account or similar agreement with a shareholder) to reject any same-fund exchange.

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Initial Sales Charge

Class I shares are offered at their NAV, without an initial sales charge.

Contingent Deferred Sales Charge

Class I shares are not subject to any CDSC.

CLASS M SHARES

Distribution and Service Fees

Class M shares pay distribution and service fees pursuant to plans adopted pursuant to Rule 12b-1 under the 1940 Act (the “Class M Plans”). Class M shares also bear any costs associated with obtaining shareholder approval of the Class M Plans or any amendment to a

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1 Class I share exchange features (into or out of Class I shares) are applicable solely with respect to Class I shares of Putnam Mortgage Opportunities Fund.

Class M Plan. Pursuant to the Class M Plans, Class M shares may pay up to 1.00% of the relevant Fund’s average net assets attributable to Class M shares (which percentage may be less for any Fund, as described in the Fund’s registration statement or prospectus or statement of additional information as from time to time in effect). Amounts payable under the Class M Plans are subject to such further limitations as the Trustees may from time to time determine and as set forth in the registration statement or prospectus or statement of additional information of each Fund as from time to time in effect.

Investor Servicing Fees

Investor servicing fees (determined pursuant to the Memorandum regarding Investor Servicing Compensation Arrangements for the Funds as from time to time in effect) that are not specifically payable by Class G, Class I, Class P, Class R5 or Class R6 shares are allocated among the other classes of shares (Class A shares, Class B shares, Class C shares, Class M shares, Class N shares, Class R shares, Class T1 shares and Class Y shares, as applicable) of each Fund based on the net assets of each Fund attributable to shares of each class.

Conversion Features

Except as otherwise provided below, Class M shares do not convert to any other class of shares.

Class M shares of Putnam Global Financials Fund acquired prior to May 24, 2018 will convert automatically to Class A shares of Putnam Global Financials Fund effective May 24, 2018. No sales charges or other charges will apply to any such conversions.

Exchange Features

Class M shares of any Fund other than Putnam Money Market Fund and Putnam Government Money Market Fund may be exchanged, at the holder’s option, for Class M shares of any other Fund that offers Class M shares without the payment of a sales charge, provided that Class M shares of such other Fund are available to residents of the relevant state. Class M shares of Putnam Money Market Fund and Putnam Government Money Market Fund may be exchanged, at the holder’s option, for Class B, Class C or Class M shares of any other Fund that offers such classes of shares in the relevant state without the current payment of a CDSC, but, in the case of exchanges for Class M shares of another Fund, may be subject to a front-end sales charge upon such exchange. The holding period for determining any CDSC applicable to the shares received in such exchange will include the holding period of the shares exchanged, and will be calculated using the schedule of any Fund into or from which shares have been exchanged that would result in the highest CDSC applicable to such shares. Exchange privileges for Class M shares offered outside the United States may vary.

Class M shares of any Fund held by a shareholder eligible to purchase Class Y shares may also be exchanged, at the holder’s option, for Class Y shares of the same Fund, provided that Class Y shares of such Fund are available to residents of the relevant state.

(i) The same-fund exchange privilege may be effected only if permitted by a shareholder’s dealer of record (if applicable), (ii) the same-fund exchange privilege may not be available for all accounts and may not be offered by all dealers, financial institutions and other intermediaries through which a shareholder may hold shares, and (iii) the dealer of record through whom a shareholder holds shares may be authorized (e.g., under its account or similar agreement with a shareholder) to reject any same-fund exchange.

Initial Sales Charge

Class M shares are offered at a public offering price that is equal to their NAV plus a sales charge of up to 3.50% of the public offering price (which maximum may be less for any Fund, as described in the Fund’s registration statement or prospectus or statement of additional information as from time to time in effect). The sales charges on Class M shares are subject to reduction or waiver as permitted by Rule 22d-1 under the 1940 Act and as described in the applicable Fund’s registration statement or prospectus or statement of additional information as from time to time in effect.

Contingent Deferred Sales Charge

Class M shares are not subject to any CDSC.

CLASS N SHARES

Distribution and Service Fees

Class N shares pay distribution and service fees pursuant to plans (the “Class N Plans”) adopted pursuant to Rule 12b-1 under the 1940 Act. Class N shares also bear any costs associated with obtaining shareholder approval of the Class N Plans or any amendment to a Class N Plan. Pursuant to the Class N Plans, Class N shares may pay up to 0.25% of the relevant Fund’s average net assets attributable to the Class N shares (which percentage may be less for any Fund, as described in the Fund’s registration statement or prospectuses and statements of additional information as from time to time in effect). Amounts payable under the Class N Plans are subject to such further limitations as the Trustees may from time to time determine and as set forth in the registration statement or prospectus or statement of additional information of each Fund as from time to time in effect.

Investor Servicing Fees

Investor servicing fees (determined pursuant to the Memorandum regarding Investor Servicing Compensation Arrangements for the Funds as from time to time in effect) that are not specifically payable by Class G, Class I, Class P, Class R5 or Class R6 shares are allocated among the other classes of shares (Class A shares, Class B shares, Class C shares, Class M shares, Class R shares, Class N shares, Class T1 shares and Class Y shares, as applicable) of each Fund based on the net assets of each Fund attributable to shares of each class.

Conversion Features

Class N shares do not convert to any other class of shares.

Exchange Features

Class N shares of any Fund may be exchanged, at the holder’s option, for Class A or N shares of any other Fund that offers Class A or N shares without the payment of a CDSC, provided that Class A or N shares of such other Fund are available to residents of the relevant state. Such exchanges will not be subject to an initial sales charge.

Class N shares of any Fund held by a shareholder eligible to purchase Class A shares may also be exchanged, at the holder’s option, for Class A shares of the same Fund, provided that the Class N shares are no longer subject to a CDSC, provided that Class A shares of such Fund are available to residents of the relevant state, and further provided that, if applicable, Class A shares of such Fund are available through the relevant retirement plan. No sales charges or other charges will apply to any such exchange.

Initial Sales Charge

Class N shares are offered at a public offering price that is equal to their NAV plus a sales charge of up to 1.50% of the public offering price (which maximum may be less for any Fund, as described in the Fund’s registration statement or prospectus or statement of additional information as from time to time in effect). The sales charges on Class N shares are subject to reduction or waiver as permitted by Rule 22d-1 under the 1940 Act and as described in the applicable Fund registration statement or prospectus or statement of additional information as from time to time in effect.

Contingent Deferred Sales Charge

Purchases of Class N shares of $250,000 or more that are redeemed before the first day of the month in which the nine-month anniversary of such purchases occurs may be subject to a CDSC of 0.25% of either the purchase price or the NAV of the shares redeemed, whichever is less, as described in each Fund’s registration statement or prospectus or statement of additional information as from time to time in effect.

Class N shares are not otherwise subject to a CDSC.

The CDSC on Class N shares is subject to reduction or waiver in certain circumstances, as permitted by Rule 6c-10 under the 1940 Act and as described in the applicable Fund registration statement or prospectus or statement of additional information as from time to time in effect.

CLASS P SHARES

Distribution and Service Fees

Class P shares do not pay a distribution or service fee.

Investor Servicing Fees

Class P shares pay an investor servicing fee at the rates set forth for Class P shares in the Memorandum regarding Investor Servicing Compensation Arrangements for the Funds as from time to time in effect.

Conversion Features

Class P shares do not convert to any other class of shares.

Exchange Features

Class P shares are not eligible for exchange either for Class P shares of another Fund or for another class of shares of the same Fund.

Initial Sales Charge

Class P shares are offered at their NAV, without an initial sales charge.

Contingent Deferred Sales Charge

Class P shares are not subject to any CDSC.

CLASS R SHARES

Distribution and Service Fees

Class R shares pay distribution and service fees pursuant to plans adopted pursuant to Rule 12b-1 under the 1940 Act (the “Class R Plans”). Class R shares also bear any costs associated with obtaining shareholder approval of the Class R Plans or any amendment to a Class R Plan. Pursuant to the Class R Plans, Class R shares may pay up to 1.00% of the relevant Fund’s average net assets attributable to Class R shares (which percentage may be less for any Fund, as described in the Fund’s registration statement or prospectus or statement of additional information as from time to time in effect). Amounts payable under the Class R Plans are subject to such further limitations as the Trustees may from time to time determine and as set forth in the registration statement or prospectus or statement of additional information of each Fund as from time to time in effect.

Investor Servicing Fees

Investor servicing fees (determined pursuant to the Memorandum regarding Investor Servicing Compensation Arrangements for the Funds as from time to time in effect) that are not specifically payable by Class G, Class I, Class P, Class R5 or Class R6 shares are allocated among the other classes of shares (Class A shares, Class B shares, Class C shares, Class M shares, Class N shares, Class R shares, Class T1 shares and Class Y shares, as applicable) of each Fund based on the net assets of each Fund attributable to shares of each class.

Conversion Features

Class R shares do not convert to any other class of shares.

Exchange Features

Class R shares of any Fund may be exchanged, at the holder’s option, for Class R shares of any other Fund that offers Class R shares without the payment of a sales charge, provided that Class R shares of such other Fund are available to residents of the relevant state.

Class R shares of any Fund held by a shareholder eligible to purchase Class R5 shares may also be exchanged, at the holder’s option, for Class R5 shares of the same Fund, provided that Class R5 shares of such Fund are available to residents of the relevant state and further provided that, if applicable, Class R5 shares of such Fund are available through the relevant retirement plan. No sales charges or other charges will apply to any such exchange.

Class R shares of any Fund held by a shareholder eligible to purchase Class R6 shares may also be exchanged, at the holder’s option, for Class R6 shares of the same Fund, provided that Class R6 shares of such Fund are available to residents of the relevant state and further provided that, if applicable, Class R6 shares of such Fund are available through the relevant retirement plan, advisory program or platform. No sales charges or other charges will apply to any such exchange.

(i) The same-fund exchange privilege may be effected only if permitted by a shareholder’s dealer of record (if applicable), (ii) the same-fund exchange privilege may not be available for all accounts and may not be offered by all dealers, financial institutions and other intermediaries through which a shareholder may hold shares, and (iii) the dealer of record through whom a shareholder holds shares may be authorized (e.g., under its account or similar agreement with a shareholder) to reject any same-fund exchange.

Initial Sales Charge

Class R shares are offered at their NAV, without any sales charge.

Contingent Deferred Sales Charge

Class R shares are not subject to any CDSC.

CLASS R5 SHARES

Distribution and Service Fees

Class R5 shares do not pay a distribution or service fee.

Investor Servicing Fees

Class R5 shares pay an investor servicing fee at the rates set forth for Class R5 shares in the Memorandum regarding Investor Servicing Compensation Arrangements for the Funds as from time to time in effect.

Conversion Features

Class R5 shares do not convert to any other class of shares.

Exchange Features

Class R5 shares of any Fund may be exchanged, at the holder’s option, for Class R5 shares of any other Fund that offers Class R5 shares without the payment of a sales charge, provided that Class R5 shares of such other Fund are available to residents of the relevant state, and further provided that, if applicable, shares of such other Fund are available through the relevant retirement plan.

Class R5 shares of any Fund held by a shareholder eligible to purchase Class A, Class R, Class R6 or Class Y shares may be exchanged, at the holder’s option, for Class A, Class R, Class R6 or Class Y shares of the same Fund, provided that Class A, Class R, Class R6 or Class Y shares are available to residents of the relevant state, and further provided that, if applicable, Class A, Class R, Class R6 or Class Y shares are available through the relevant retirement plan. No sales charges or other charges will apply to any such exchange.

(i) The same-fund exchange privilege may be effected only if permitted by a shareholder’s dealer of record (if applicable), (ii) the same-fund exchange privilege may not be available for all accounts and may not be offered by all dealers, financial institutions and other intermediaries through which a shareholder may hold shares, and (iii) the dealer of record through whom a shareholder holds shares may be authorized (e.g., under its account or similar agreement with a shareholder) to reject any same-fund exchange.

Initial Sales Charge

Class R5 shares are offered at their NAV, without an initial sales charge.

Contingent Deferred Sales Charge

Class R5 shares are not subject to any CDSC.

CLASS R6 SHARES

Distribution and Service Fees

Class R6 shares do not pay a distribution or service fee.

Investor Servicing Fees

Class R6 shares pay an investor servicing fee at the rates set forth for Class R6 shares in the Memorandum regarding Investor Servicing Compensation Arrangements for the Funds as from time to time in effect.

Conversion Features

Class R6 shares do not convert to any other class of shares.

Exchange Features

Class R6 shares of any Fund may be exchanged, at the holder’s option, for Class R6 shares of any other Fund that offers Class R6 shares without the payment of a sales charge, provided that Class R6 shares of such other Fund are available to residents of the relevant state, and further provided that, if applicable, shares of such other Fund are available through the relevant retirement plan, advisory program or platform.

Class R6 shares of any Fund held by a shareholder eligible to purchase Class A, Class I, Class R, Class R5 or Class Y shares may be exchanged, at the holder’s option, for Class A, Class I, Class R, Class R5 or Class Y shares of the same Fund, provided that Class A, Class I, Class R, Class R5 or Class Y shares are available to residents of the relevant state, and further provided that, if applicable, Class A, Class I, Class R, Class R5 or Class Y shares are available through the relevant retirement plan, advisory program or platform. No sales charges or other charges will apply to any such exchange.

(i) The same-fund exchange privilege may be effected only if permitted by a shareholder’s dealer of record (if applicable), (ii) the same-fund exchange privilege may not be available for all accounts and may not be offered by all dealers, financial institutions and other intermediaries through which a shareholder may hold shares, and (iii) the dealer of record through whom a shareholder holds shares may be authorized (e.g., under its account or similar agreement with a shareholder) to reject any same-fund exchange.

Initial Sales Charge

Class R6 shares are offered at their NAV, without an initial sales charge.

Contingent Deferred Sales Charge

Class R6 shares are not subject to any CDSC.

CLASS T1 SHARES

Distribution and Service Fees

Class T1 shares pay distribution and service fees pursuant to plans (the “Class T1 Plans”) adopted pursuant to Rule 12b-1 under the 1940 Act. Class T1 shares also bear any costs associated with obtaining shareholder approval of the Class T1 Plans or any amendment to a Class T1 Plan. Pursuant to the Class T1 Plans, Class T1 shares may pay up to 0.35% of the relevant Fund’s average net assets attributable to the Class T1 shares (which percentage may be less for any Fund, as described in the Fund’s registration statement or prospectus or statement of additional information as from time to time in effect). Amounts payable under the Class T1 Plans are subject to such further limitations as the Trustees may from time to time determine and as set forth in the registration statement or prospectus or statement of additional information of each Fund as from time to time in effect.

Investor Servicing Fees

Investor servicing fees (determined pursuant to the Memorandum regarding Investor Servicing Compensation Arrangements for the Funds as from time to time in effect) that are not specifically payable by Class G, Class I, Class P, Class R5 or Class R6 shares are allocated among the other classes of shares (Class A shares, Class B shares, Class C shares, Class M shares, Class N shares, Class R shares, Class T1 shares and Class Y shares, as applicable) of each Fund based on the net assets of each Fund attributable to shares of each class.

Conversion Features

Class T1 shares do not convert to any other class of shares.

Exchange Features

Class T1 shares of any Fund may be exchanged, at the holder’s option, for Class A or T1 shares of any other Fund that offers Class A or T1 shares without the payment of a CDSC, provided that Class A or T1 shares of such other Fund are available to residents of the relevant state. Such exchanges may be subject to an initial sales charge.

Class T1 shares of Putnam Money Market Fund or Putnam Government Money Market Fund may also be exchanged, at the holder’s option, for Class B or Class C shares of any other Fund that offers such classes of shares in the relevant state. The holding period for determining any CDSC applicable to the shares received in the exchange will include the holding period of the shares exchanged, and will be calculated using the schedule of any Fund into or from which shares have been exchanged that would result in the highest CDSC applicable to such shares.

Initial Sales Charge

Class T1 shares are offered at a public offering price that is equal to their NAV plus a sales charge of up to 5.25% of the public offering price (which maximum may be less for certain Funds, as described in each Fund’s registration statement or prospectus or statement of additional information as from time to time in effect). The sales charges on Class T1 shares are subject to reduction or waiver as permitted by Rule 22d-1 under the 1940 Act and as described in the applicable Fund’s registration statement or prospectus or statement of additional information as from time to time in effect.

Contingent Deferred Sales Charge

Purchases of Class T1 shares that (1) were acquired by exchanging shares from another Fund that were purchased without an initial sales charge and (2) are redeemed before the first day of the month in which the nine-month anniversary of such original purchase are subject to a CDSC of 1.00% of either such original purchase price or the NAV of the shares redeemed, whichever is less, as described in each Fund’s registration statement or prospectus or statement of additional information from time to time in effect; provided that the period of time, and the percentage level of the CDSC, may be less for any Fund if so specified in the Fund’s registration statement or prospectus or statement of additional information as from time to time in effect. Class T1 shares are not otherwise subject to a CDSC.

The CDSC on Class T1 shares is subject to reduction or waiver in certain circumstances, as permitted by Rule 6c-10 under the 1940 Act and as described in the Funds’ registration statements or prospectuses and statements of additional information as from time to time in effect.

CLASS Y SHARES

Distribution and Service Fees

Class Y shares do not pay a distribution or service fee.

Investor Servicing Fees

Investor servicing fees (determined pursuant to the Memorandum regarding Investor Servicing Compensation Arrangements for the Funds as from time to time in effect) that are not specifically payable by Class G, Class I, Class P, Class R5 or Class R6 shares are allocated among the other classes of shares (Class A shares, Class B shares, Class C shares, Class M shares, Class R shares, Class N shares, Class T1 shares and Class Y shares, as applicable) of each Fund based on the net assets of each Fund attributable to shares of each class.

Conversion Features

Class Y shares may be converted to Class A shares if an investor no longer satisfies the eligibility requirements for Class Y shares, as described in the applicable Fund’s registration statement or prospectus or statement of additional information as from time to time in effect. A shareholder’s Class Y shares will not be converted to Class A shares without prior notice from the relevant Fund. No sales charges or other charges will apply to any such conversion.

Exchange Features

Class Y shares of any Fund may be exchanged, at the holder’s option, for Class Y shares of any other Fund that offers Class Y shares without the payment of a sales charge, provided that Class Y shares of such other Fund are available to residents of the relevant state, and further provided that, if applicable, shares of such other Fund are available through the relevant retirement plan or platform.

Class Y shares of any Fund held by a shareholder eligible to purchase Class A, Class C or Class N shares may be exchanged, at the holder’s option, for Class A, Class C or Class N shares of the same Fund without payment of any initial sales charge, provided that Class A, Class C or Class N shares of such Fund are available to residents of the relevant state. Class A or Class N shares issued in such an exchange will not be subject to any initial sales charge; however, any subsequent purchases of Class A or Class N shares by the shareholder will be subject to the initial sales charge applicable to Class A or Class N shares (as described in the Fund’s registration statement or prospectus or statement of additional information as from time to time in effect).

In addition, Class Y shares of any Fund that are offered in conjunction with Class A shares of Putnam Money Market Fund or Putnam Government Money Market Fund may be exchanged, at the holder’s option, for Class A shares of Putnam Money Market Fund or Putnam Government Money Market Fund, respectively, without the payment of a CDSC.

Class Y shares of any Fund held by a shareholder eligible to purchase Class I shares may also be exchanged, at the holder’s option, for Class I shares of the same Fund, provided that Class I shares of such Fund are available to residents of the relevant state. No sales charges or other charges will apply to any such exchange.

Class Y shares of any Fund held by a shareholder eligible to purchase Class P shares may also be exchanged, at the holder’s option, for Class P shares of the same Fund, provided that Class P shares of such Fund are available to residents of the relevant state. No sales charges or other charges will apply to any such exchange.

Class Y shares of any Fund held by a shareholder eligible to purchase Class R5 shares may also be exchanged, at the holder’s option, for Class R5 shares of the same Fund, provided that Class R5 shares of such Fund are available to residents of the relevant state and further provided that, if applicable, Class R5 shares of such Fund are available through the relevant retirement plan. No sales charges or other charges will apply to any such exchange.

Class Y shares of any Fund held by a shareholder eligible to purchase Class R6 shares may also be exchanged, at the holder’s option, for Class R6 shares of the same Fund, provided that Class R6 shares of such Fund are available to residents of the relevant state and further provided that, if applicable, Class R6 shares of such Fund are available through the relevant retirement plan, advisory program or platform. No sales charges or other charges will apply to any such exchange.

(i) The same-fund exchange privilege may be effected only if permitted by a shareholder’s dealer of record (if applicable), (ii) the same-fund exchange privilege may not be available for all accounts and may not be offered by all dealers, financial institutions and other intermediaries through which a shareholder may hold shares, and (iii) the dealer of record through whom a shareholder holds shares may be authorized (e.g., under its account or similar agreement with a shareholder) to reject any same-fund exchange.

Initial Sales Charge

Class Y shares are offered at their NAV, without an initial sales charge.

Contingent Deferred Sales Charge

Class Y shares are not subject to any CDSC.